EXHIBIT 10.4

LENDER JOINDER AGREEMENT

This LENDER JOINDER AGREEMENT (this "Agreement"), dated as of March 26, 2014, to the Credit Agreement (as defined below) is by and among BANK HAPOALIM B.M.; BANK OF TAIWAN, LOS ANGELES BRANCH; CHANG HWA COMMERCIAL BANK LTD., LOS ANGELES BRANCH; FIRST COMMERCIAL BANK, LTD., A REPUBLIC OF CHINA BANK ACTING THROUGH ITS LOS ANGELES BRANCH; and MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD, SILICON VALLEY BRANCH (each, an “Issuing Lender” and, collectively, the “Issuing Lenders”), EPR PROPERTIES, a Maryland real estate investment trust, and the Subsidiary Borrowers that are signatories hereto (each, a “Borrower” and, collectively, the “Borrowers”) and KEYBANK NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrowers, the other Lenders party thereto and the Administrative Agent entered into that certain Second Amended and Restated Credit Agreement dated as of July 23, 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Credit Agreement");

WHEREAS, the Borrowers have requested an increase in the aggregate Commitments pursuant to Section 2.14 of the Credit Agreement; and

WHEREAS, each Issuing Lender has agreed to provide a Commitment on the terms and conditions set forth herein and under the Credit Agreement.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.Each Issuing Lender hereby agrees to issue its Commitment in the aggregate amount set forth on Annex A hereto, with the increase in the aggregate Commitments being handled on pro rata basis with all Lenders in accordance with Section 2.14(e)(vi)(A) of the Credit Agreement.
2.Each Issuing Lender (a) represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to issue its Commitment under the Credit Agreement; (b) confirms it has received a copy of the Credit Agreement, and has received or has been afforded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 8.1 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Agreement and to issue its Commitment under the Credit Agreement; (c) confirms it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to issue its Commitment under the Credit Agreement; (d) if it is a Foreign Lender, agrees to provide any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by each Issuing Lender; and (e) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
3.Borrowers hereby represent and warrant that (1) they have full power and authority, and have taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to issue the Indebtedness under the Credit Agreement in accordance with this Agreement, (2) the representations and warranties of the Borrowers in the Credit Agreement and in each other Loan Document are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case, to the knowledge of the Borrowers, they are true and correct as of such earlier date, and except to the extent of changes resulting from transactions contemplated and permitted by the Credit Agreement and changes occurring in the ordinary course of business (in each case to the extent not constituting a Default or Event of Default), (3) no Default or Event of Default exists and is continuing or would result from the increase in the aggregate Commitments as contemplated in this Agreement (including on a pro forma basis relative to financial covenant compliance), and (4) the incurrence of Indebtedness in an aggregate principal amount equal to the full Facility Amount after giving effect to all Commitment increases and new Commitments contemplated in this Agreement does not and will not result in a breach of, or a default under, any agreement to which any Borrower is a party.
4.In addition to any other fees due Administrative Agent or the Lenders under the Credit Agreement or the Fee Letter, Borrowers agree to pay to each Issuing Lender on the date hereof an upfront fee as agreed to between each Issuing Lender and Borrowers.
5.Any notice to be provided to each respective Issuing Lender under the Loan Documents shall be sent to the following addresses:
Bank Hapoalim B.M.
1177 Avenue of the Americas
New York, NY 10036
Attention: Charles McLaughlin
Bank of Taiwan, Los Angeles Branch
601 S. Figueroa Street, Suite 4525
Los Angeles, CA 90017
Attention: Timothy Liu
Chang Hwa Commercial Bank Ltd., Los Angeles Branch
333 South Grand Avenue, Suite #2250
Los Angeles, CA 90071
Attention: Irene Chen
First Commercial Bank, Ltd., Los Angeles Branch
600 Wilshire Blvd., Ste. 800
Los Angeles, CA 90017
Attention: Josephine Chong
Mega International Commercial Bank Co., Ltd, Silicon Valley Branch
333 W San Carlos St., Ste. #100
San Jose, CA 95110
Attention: May-Yee Lee
6.This Agreement may be executed in any number of counterparts and by the various parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one contract. Delivery of an executed counterpart of this Agreement by telecopier or .pdf shall be effective as delivery of a manually executed counterpart of this Agreement.
7.This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York.
8.ENTIRE AGREEMENT. This Agreement and the Loan Documents represent the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements among the parties.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer as of the date first above written.

ISSUING LENDERS:            BANK HAPOALIM B.M.
as Issuing Lender

By:     /s/ Charles McLaughlin /s/James Surless
Name:      Charles McLaughlin James Surless
Title:     Senior Vice President Vice President

BANK OF TAIWAN, LOS ANGELES BRANCH
as Issuing Lender

By:     /s/ Spencer Tsao
Name:     Spencer Tsao
Title:     AVP & Deputy General Manager

CHANG HWA COMMERCIAL BANK LTD., LOS ANGELES BRANCH
as Issuing Lender

By:     /s/ Kang Yang
Name:     Kang Yang
Title:     Vice President & General Manager

FIRST COMMERCIAL BANK, LTD., A REPUBLIC OF CHINA BANK ACTING THROUGH ITS LOS ANGELES BRANCH
as Issuing Lender

By:     /s/ Jenn-Hwa Wang
Name:     Jenn-Hwa Wang
Title:     Vice President & General Manager

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD, SILICON VALLEY BRANCH
as Issuing Lender

By:     /s/ Yuan-His Lin
Name:     Yuan-Hsi Lin
Title:     SVP & General Manager

[Signature Page to Lender Joinder Agreement]

BORROWERS:

EPR PROPERTIES

By: /s/ Mark Peterson
Name: Mark Peterson
Title: Senior Vice President

30 WEST PERSHING, LLC
EPT DOWNREIT II, Inc.
EPT HUNTSVILLE, INC.
MEGAPLEX FOUR, INC.
WESTCOL CENTER, LLC
EPT MELBOURNE, INC.
CROTCHED MOUNTAIN PROPERTIES, LLC
EDUCATION CAPITAL SOLUTIONS, LLC
EPR HIALEAH, INC.
EPT 909, INC.
EPT CROTCHED MOUNTAIN, INC.
EPT KALAMAZOO, INC.
EPT MAD RIVER, INC.
EPT MOUNT ATTITASH, INC.
EPT MOUNT SNOW, INC.
EPT NINETEEN, INC.
EPT SKI PROPERTIES, INC.
EPT WATERPARKS, INC.
MEGAPLEX NINE, INC.
ECS DOUGLAS I, LLC
EPT DALLAS, LLC
EPT FONTANA, LLC
EPT TWIN FALLS, LLC
FLIK, INC.
EPT GULF POINTE, INC.
EPT MESQUITE, INC.
EPT SOUTH BARRINGTON, INC.
EPT OAKVIEW, INC.
ECE I, LLC
EPT CHARLOTTE, LLC
EPT PENSACOLA, INC.

By: /s/ Mark Peterson
Name: Mark Peterson
Title: Vice President

[Signature Page to Lender Joinder Agreement]

CANTERA 30 THEATRE, L.P.

By:     Cantera 30, Inc., a Delaware
corporation, its general partner
By: /s/ Mark Peterson
Name: Mark Peterson
Title: Vice President

TAMPA VETERANS 24, L.P.

By:     Tampa Veterans 24, Inc., a Delaware
corporation, its general partner
By: /s/ Mark Peterson
Name: Mark Peterson
Title: Vice President

NEW ROC ASSOCIATES, L.P.

By:     EPT New Roc GP, Inc., a Delaware
corporation, its general partner                                        By: /s/ Mark Peterson
Name: Mark Peterson
Title: Vice President

[Signature Page to Lender Joinder Agreement]

Accepted and Agreed:

KEYBANK NATIONAL ASSOCIATION,
as Administrative Agent

By: /s/ Jane E. McGrath
Name: Jane E. McGrath
Title: Vice President

[Signature Page to Lender Joinder Agreement]

Annex A to
Lender Joinder Agreement

COMMITMENT

Issuing Lender	Commitment
BANK HAPOALIM B.M.	$10,000,000.00
BANK OF TAIWAN, LOS ANGELES BRANCH	$15,000,000.00
CHANG HWA COMMERCIAL BANK LTD., LOS ANGELES BRANCH	$15,000,000.00
FIRST COMMERCIAL BANK, LTD., A REPUBLIC OF CHINA BANK ACTING THROUGH ITS LOS ANGELES BRANCH	$10,000,000.00
MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD, SILICON VALLEY BRANCH	$10,000,000.00